THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT dated as of June 21, 2013 (this "Amendment") is by and among STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions and lenders signatory hereto (each a "Lender" and collectively, the "Lenders") and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2011 (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Guaranty and Security Agreement on the terms and conditions set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

Section 1. Definitions. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Specific Amendments to Credit Agreement.

    Section 1.1 of the Credit Agreement, Definitions, is hereby amended (i) by amending and restating the definition of "Maturity Date", "Obligations" and "Revolving Commitment Termination Date" in their entirety as follows:

    "Maturity Date" shall mean, with respect to the Term Loans, the earlier of (a) June 21, 2018 or (b) the date on which the principal amount of all outstanding Term Loans has been declared or automatically has become due and payable (whether by acceleration or otherwise).

    "Obligations" shall mean (a) all amounts owing by the Loan Parties to the Administrative Agent, the Issuing Bank or any Lender (including the Swingline Lender) pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent, the Issuing Bank and any Lender (including the Swingline Lender) incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder; (b) all Hedging Obligations owed by any Loan Party to any Lender or Affiliate of any Lender or any Person that was a Lender when such Hedging Transaction was consummated; and (c) all Treasury Management Obligations between any Loan Party and any Lender or Affiliate of any Lender, together with all renewals, extensions, modifications or refinancings of any of the foregoing; provided, however, that with respect to any Guarantor and its obligations under the Guaranty and Security Agreement, "Obligations" shall not include any Excluded Swap Obligations.

    "Revolving Commitment Termination Date" shall mean the earliest of (a) June 21, 2018; (b) the date on which the Revolving Commitments are terminated pursuant to Section 2.9; and (c) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

    and (ii) by inserting the following new definitions in proper alphabetical order:

    "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute.

    "Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act at the time the Guarantee of such Guarantor, or the grant by such Guarantor of the security interest under the Loan Documents, becomes effective with respect to such related Swap Obligation; provided, that, for the avoidance of doubt, in determining whether any Guarantor is an "eligible contract participant" under and as defined in the Commodity Exchange Act, the keepwell agreement set forth in Section 27 of the Guaranty and Security Agreement shall be taken into account. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligations that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

    "Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

    "Third Amendment Effective Date" shall mean June 21, 2013.

    Subparagraph (c) of Section 2.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(c) The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Term Loan of such Lender in installments payable on the dates set forth below, with each such installment being equal to the product of the aggregate outstanding principal amount of the Term Loan as of the Third Amendment Effective Date multiplied by the percentage set forth opposite such date below (and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement):

Installment Date	Installment Date Percentage
June 30, 2013	2.50%
September 30, 2013	2.50%
December 31, 2013	2.50%
March 31, 2014	2.50%
June 30, 2014	2.50%
September, 30, 2014	2.50%
December 31, 2014	2.50%
March 31, 2015	2.50%
June 30, 2015	2.50%
September, 30, 2015	2.50%
December 31, 2015	2.50%
March 31, 2016	2.50%
June 30, 2016	2.50%
September, 30, 2016	2.50%
December 31, 2016	2.50%
March 31, 2017	2.50%
June 30, 2017	2.50%
September, 30, 2017	2.50%
December 31, 2017	2.50%
March 31, 2018	2.50%

  provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loans shall be due and payable on the Maturity Date."

  The first sentence of subparagraph (a) of Section 2.24, Increase of Commitments; New Lenders, is hereby amended and restated in its entirety to read as follows:

  "(a) So long as no Default or Event of Default shall then exist, the Borrower may from time to time after the Delayed Draw Date, by written notice to the Administrative Agent, elect to request (i) an increase to the existing Revolving Commitments (any such increase, the "New Revolving Commitments") and/or (ii) the establishment of one or more term loan commitments (the "New Term Loan Commitments" and, collectively with any new Revolving Commitments, the "New Commitments" and each, individually, a "New Commitment"), in any case, by an amount not in excess of $75,000,000 in the aggregate."

  Section 6.1 of the Credit Agreement, Leverage Ratio, is hereby amended and restated in its entirety to read as follows:

  "Section 6.1 Leverage Ratio. The Parent and its Subsidiaries, on a consolidated basis, shall have as of the last day of each Fiscal Quarter and the twelve (12) month period then ending, a Leverage Ratio of not greater than 2.00:1:00."

  Section 6.2 of the Credit Agreement, Adjusted Leverage Ratio, is hereby amended and restated in its entirety to read as follows:

  "Section 6.2 Adjusted Leverage Ratio. The Parent and its Subsidiaries, on a consolidated basis, shall have as of the last day of each Fiscal Quarter and the twelve (12) month period then ending, an Adjusted Leverage Ratio of not greater than 4.50:1:00."

  Section 6.3 of the Credit Agreement, Capital Expenditures, is hereby amended and restated in its entirety to read as follows:

  "Section 6.3 Capital Expenditures. The Parent and its Subsidiaries will not make Capital Expenditures in excess of (a) $15,000,000 for Fiscal Year 2011, (b) $40,000,000 for Fiscal Year 2012 and (c) $50,000,000 during any Fiscal Year thereafter; provided that Capital Expenditures made by acquired Subsidiaries prior to the closing of the Acquisition or any Permitted Acquisition by the Parent or any of its Subsidiaries shall not apply to such threshold amount."

  The reference to "the Second Amendment Effective Date" in Section 7.5 of the Credit Agreement, Restricted Payments, is hereby amended to read "the Third Amendment Effective Date" and clause (c) thereof is hereby amended and restated in its entirety to read as follows:

  "(c) after January 1, 2013, repurchases and redemptions of the Parent's and its Subsidiaries' Capital Stock and cash dividends payable by the Parent on its Capital Stock; provided, that (x) the aggregate amount of such Restricted Payments in the form of Capital Stock repurchases made by the Parent and/or its Subsidiaries and cash dividends payable by the Parent on its Capital Stock does not exceed $35,000,000 for any Fiscal Year, and (y) the Parent and its Subsidiaries are in pro forma compliance (after giving effect to such Restricted Payments) with the financial covenants set forth in ARTICLE VI;"

  Section 8.2 of the Credit Agreement, Application of Proceeds from Collateral, is hereby amended to add the following paragraph at the end of such Section:

  "Notwithstanding the foregoing, (a) no amount received from any Guarantor (including any proceeds of any sale of, or other realization upon, all or any part of the Collateral owned by such Guarantor) shall be applied to any Excluded Swap Obligation of such Guarantor and (b) Treasury Management Obligations and Hedging Obligations shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the Lender or its Affiliate who is the counterparty in respect of such Treasury Management Obligations or Hedging Obligations, as the case may be. Each Lender or Affiliate of a Lender who is the counterparty in respect of such Treasury Management Obligations or Hedging Obligations, as the case may be, that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself as if such Person were a "Lender" party to this Agreement."

  Schedule I, Applicable Margin and Applicable Percentage, is hereby and amended and restated in its entirety by Schedule I attached hereto.

Section 3. Specific Amendments to Guaranty and Security Agreement.

(a) Section 1(a) of the Guaranty and Security Agreement, Defined Terms, is hereby amended by adding the following at the end of penultimate sentence in the definition of "Secured Obligations":

"; provided, that "Secured Obligations" shall not include any Excluded Swap Obligations".

(b) Section 1(a) of the Guaranty and Security Agreement, Defined Terms, is hereby further amended by inserting the following new definition in proper alphabetical order:

"Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(c) The Guaranty and Security Agreement is hereby further amended by inserting the following new Section 27 thereto:

"SECTION 27. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until this Agreement has been terminated pursuant to Section 16. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act."

Section 4. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) at the time of and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case before and after giving effect thereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects as of such date); provided that, to the extent that any of the representations and warranties of a Loan Party set forth in the Loan Documents is already qualified by materiality or "Material Adverse Effect", then the qualifier "in all material respects" in this clause (a) shall not apply;

(b) the execution, delivery and performance by each Loan Party of this Amendment, and the performance by the Borrower of the Credit Agreement, as amended by this Amendment, are within the Borrower's and such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action and (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect; (ii) will not violate any Requirements of Law applicable to the Parent or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority; (iii) will not violate or result in a default under any indenture, Material Contract or other material instrument binding on the Parent or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries; and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

(c) this Amendment has been duly executed and delivered by each of the Loan Parties, and constitutes the valid and binding obligations of such Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

(d) the execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens; and

(e) each Subsidiary that is required to be a Subsidiary Loan Party pursuant to the terms of the Credit Agreement is listed on the signature pages hereto.

Section 5. Conditions Precedent. This Amendment shall be effective as of the Third Amendment Effective Date upon the satisfaction of each the following conditions precedent in a manner acceptable to the Administrative Agent:

(a) the Administrative Agent shall have received this Amendment, duly executed and delivered by the Parent, the Borrower, the Subsidiary Loan Parties, the Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received that certain engagement and fee letter, dated May 13, 2013, executed by SunTrust Robinson Humphrey, Inc. and accepted by the Borrower (the "Third Amendment Letter");

(c) a certificate of the Secretary or Assistant Secretary of each Loan Party in substantially the form of Exhibit 3.1(b)(v) to the Credit Agreement, attaching and certifying copies of its bylaws and of the resolutions of its board of directors, or partnership agreement or limited liability company agreement, or comparable organizational documents (or to the extent the foregoing organizational documents (other than the foregoing resolutions) have not been amended or otherwise modified since delivery of the same on or before the Closing Date, certifying that such organizational documents (other than the foregoing resolutions) have not been amended or otherwise modified since the Closing Date) and authorizations, authorizing the execution, delivery and performance of this Amendment and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;

(d) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Loan Party (or, to the extent the foregoing organizational documents have not been amended or otherwise modified since delivery of the same on or before the Closing Date, a certificate signed by a Responsible Officer, certifying that such organizational documents have not been amended or otherwise modified since the Closing Date), together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(e) a certificate in substantially the form of Exhibit 3.1(b)(vii) to the Credit Agreement, dated the Third Amendment Effective Date and signed by a Responsible Officer, certifying that, upon the effectiveness of this Amendment (x) no Default or Event of Default exists and (y) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case before and after giving effect thereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects as of such date); provided that, to the extent that any of the representations and warranties of a Loan Party set forth in the Loan Documents is already qualified by materiality or "Material Adverse Effect", then the qualifier "in all material respects" in this clause (e) shall not apply;

(f) UCC, tax lien and judgment search results with respect to the Loan Parties from all appropriate jurisdictions and filing offices;

(g) a favorable written opinion of Akerman Senterfitt, counsel to the Loan Parties, together with local counsel opinions to the extent not covered by the opinion of Akerman Senterfitt, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, this Amendment, the Loan Documents and the transactions contemplated hereby as the Administrative Agent or the Lenders shall reasonably request;

(h) the Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the Patriot Act, that has been reasonably requested by the Lenders;

(i) confirmation that no litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against the Parent or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect;

(j) evidence satisfactory to the Administrative Agent that the Liens granted pursuant to the Security Documents will be (or will continue to be) first priority perfected Liens on the Collateral (subject only to the Liens permitted by Section 7.2 of the Credit Agreement);

(k) the Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the Third Amendment Effective Date, including (i) reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder and (ii) all amounts payable under the Third Amendment Letter; and

(l) the Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may reasonably request.

Section 6. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall in each case mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Guaranty and Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Guaranty and Security Agreement, and each reference in the other Loan Documents to "the Guaranty and Security Agreement", "thereunder", "thereof" or words of like import referring to the Guaranty and Security Agreement, shall in each case mean and be a reference to the Guaranty and Security Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. No Loan Party has any knowledge of any challenge to the Administrative Agent's or any Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents and require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

(e) Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.

Section 7. Release. In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases the Lenders, the Administrative Agent, the Swing Line Lender and the Issuing Bank from any and all claims and defenses, known or unknown, existing on the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 8. Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 9. Costs and Expenses. The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

Section 11. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

Section 12. Affirmation of Guaranty. By executing this Amendment, each of the Parent and the Subsidiary Loan Parties hereby acknowledges, consents and agrees that all of its obligations and liabilities under the Guaranty and Security Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection herewith, except as otherwise expressly provided herein, shall not alter, amend, reduce or modify its obligations and liability under the Guaranty and Security Agreement or any of the other Loan Documents to which it is a party.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 14. Authority of Administrative Agent. Each Lender authorizes the Administrative Agent to accept delivery of this Amendment and any of the other Loan Documents on such Lender's behalf.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement and First Amendment to Guaranty and Security Agreement to be duly executed as of the date first above written.

BORROWER:

STEINER U.S. HOLDINGS, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

PARENT:

STEINER LEISURE LIMITED

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

SUBSIDIARY LOAN

PARTIES:

STEINER TRANSOCEAN LIMITED

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

MANDARA SPA (CRUISE II), L.L.C.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MANDARA SPA (BAHAMAS) LTD.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

STEINER SPA LIMITED

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

MANDARA SPA LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

COSMETICS LIMITED

By:/s/ Youlanda Deveaux

Name: Youlanda Deveaux

Title: Vice President

STEINER SPA ASIA LIMITED

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

STEINER EDUCATION GROUP, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MID-ATLANTIC MASSAGE THERAPY, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Chief Operating Officer and

Chief Financial Officer

FCNH, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Chief Operating Officer and

Chief Financial Officer

STEINER BEAUTY PRODUCTS, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

STEINER MANAGEMENT SERVICES, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

ELEMIS LIMITED

By:/s/ Leonard Fluxman

Name: Leonard Fluxman

Title: Managing Director

STEINER TRAINING LIMITED

By:/s/ Leonard Fluxman

Name: Leonard Fluxman

Title: Managing Director

BLISS WORLD HOLDINGS, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

BLISS WORLD LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

IDEAL IMAGE DEVELOPMENT, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF NEVADA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF IDAHO, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF UTAH, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE DEVELOPMENT CORPORATION

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF TENNESSEE, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF OKLAHOMA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF WISCONSIN, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF TEXAS, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

I.I. COSMETIC INSTITUTE, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF FLORIDA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL OF NORTH CAROLINA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF GEORGIA (JV2), LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF ARIZONA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF MISSOURI, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF MARYLAND, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF NEW MEXICO, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF INDIANA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF MINNESOTA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF OREGON, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF WASHINGTON, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF VIRGINIA, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF KENTUCKY, LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL VENTURES, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

IDEAL VENTURES OF ARIZONA, INC.

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

SEG CORT LLC

By:/s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT AND

LENDERS:

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:/s/ Eduardo M. Balcazar

Name: Eduardo M. Balcazar

Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ David Gutierrez

Name: David Gutierrez

Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Gregory Roll

Name: Gregory Roll

Title: Sr. Vice President

REGIONS BANK, as a Lender

By:/s/ Stephen Hanas

Name: Stephen Hanas

Title: Senior Vice President

CITY NATIONAL BANK OF FLORIDA, as a Lender

By: /s/ John Costa

Name: John Costa

Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:/s/ Antoe Focke

Name: Antoe Focke

Title: Sr. Underwriter

[End of Signatures]

Schedule I

APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

Pricing Level	Leverage Ratio	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans	Commitment Fee
I	Greater than or equal to 1.50:1.00	2.00% per annum	1.00% per annum	0.30% per annum
II	Greater than or equal to 1.00:1.00, but less than 1.50:1.00	1.75% per annum	0.75% per annum	0.30% per annum
III	Greater than or equal to 0.50:1.00, but less than 1.00:1.00	1.50% per annum	0.50% per annum	0.25% per annum
IV	Less than 0.50:1.00	1.25% per annum	0.25% per annum	0.20% per annum